UT-BATTELLE
OAK RIDGE NATIONAL LABORATORY

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. Subcontract Number: 4000130255	**2. Modification Number:** 5
3a. Subcontract Administrator: Lisa Cobb	

3b. Email address: COBBLL@ORNL.GOV	**3c. Telephone:** 865-576-5470	**3d. Fax:** 865-241-5557

4. Name and Address of Seller: Seller Number: 219986 USEC INC 2 DEMOCRACY CTR BETHESDA MD 20817-1818	**5. Modification Issued By:** UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. BOX 2008, BLDG. 5300 OAK RIDGE, TN 37831-6050

6. Description of Modification: See page 2 for complete description of modification.

7. Accounting Information:

Previous total value: $ 33,708,985.00	**Change in total value:** $ 41,664,306.00	**Revised total value:** $ 75,373,291.00
Previous funded value: $ 21,312,778.00	**Change in funded value:** $ 0.00	**Revised funded value:** $ 21,312,778.00

8. Performance Period: Performance Period is revised as follows: 05/01/2014 - 03/31/2015

9. ( ) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	**10. UT-Battelle, LLC**
A. Signature of person authorized to sign for Seller Ch Ker	**A. Signature of person authorized to sign** Thomas Mason
B. Name of signer Charles Kerner	**B. Name of signer**
C. Title of signer Director, Contracts	**C. Title of signer**
D. Date 7/31/14	**D. Date**

Description Of Modification

Modification 5, dated July 31, 2014, is issued to add, delete, or modify the following:

- Exercise Option 1 to extend period of performance six additional months (**October 1, 2014-March 31, 2015**).

- Increase total fixed price by **$41,664,306** (exercising Option 1), from $33,708,985 to **$75,373,291.**

- Add Payment Schedule for Option 1.

****

Section B.2 Total Price - is revised as follows:
The total price of this Agreement is **$75,373,291** (increased by $41,664,306 from $33,708,985). The total price including all option(s) remains $117,037,597.

Section B.4 Options -
Option 1 is hereby exercised.

Section F.1 Performance Period - is revised as follows:
The performance period of this subcontract shall begin on May 1, 2014, and end on **March 31, 2015.**

Section F. Milestone Payment Schedule - Months 6 through 11 are added as follows:

Month	Description	Due Date	Amount	
6	Technical Reports	November 7, 2014		
-	Task 1		$4,764,053	
-	Task 2		$1,726,567	
-	Task 3		$453,431	
	Total			$6,944,051
7	Technical Reports	December 5, 2014		
-	Task 1		$4,764,053	
-	Task 2		$1,726,567	
-	Task 3		$453,431	
	Total			$6,944,051
8	Technical Reports	January 8, 2015		
-	Task 1		$4,764,053	
-	Task 2		$1,726,567	
-	Task 3		$453,431	
	Total			$6,944,051

Description Of Modification (continued)

9	Technical Reports	February 6, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
	Total		$6,944,051
10	Technical Reports	March 6, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
	Total		$6,944,051
11	Technical Reports	April 7, 2015	
-	Task 1		$4,764,053
-	Task 2		$1,726,567
-	Task 3		$453,431
	Total		$6,944,051

Total of Option 1 payments (months 6-11): **$41,664,306**

Total of all payments (months 1-11): **$75,373,291**

Options:
The Company shall have the option(s) to purchase additional quantities of the items or services described in Section B as follows:

Option No.1 - Exercised via Modification 5
Total Price $41,664,306
Period of Performance October 1, 2014 - March 31, 2015
Exercise Date of Option: No later than July 31, 2014

No other changes.

~~~~~~
~~~~~~